 [AIM LOGO APPEARS HERE]        Dear Shareholder:
--Registered Trademark--

                 [PHOTO of      As the end of the fiscal year arrived, the U.S.
             Charles T. Bauer,  economy continued to move ahead at a lively
              Chairman of the   pace. The robust domestic economy (coupled with
Letter       Board of The Fund  inflationary tendencies in certain commodity
to Our         APPEARS HERE]    prices) compelled the Federal Reserve Board (the
Shareholders                    Fed) to increase the federal funds rate four
                 times during the fiscal year, resulting in a current federal funds rate of 6.50%. On August 22, at its last meeting before the end of the reporting period, the Fed remained on hold, leaving the rate unchanged. However, concern about inflation remains due to trepidation about crude-oil prices. The energy sector poses the highest risk of inflation; the price of crude oil has escalated from $25 per barrel to more than $33 during the fiscal year. Recent monthly economic data releases reflect a moderate growth trend for the economy, a bit slower than when 2000 began. Gross domestic product for the second quarter of 2000 was 5.6%, and the estimate for the third quarter is between 3.5% and 4.0%.

                 YOUR INVESTMENT PORTFOLIO

                 As of August 31, 2000, the performance of the portfolio's Private Investment Class topped that of its comparative index, as shown in the table. (Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.) Although the Treasury-bill yield curve remained somewhat expensive for the portfolio's rate target for most of the fiscal year, the portfolio held to its consistent investment discipline, maintaining a relatively short, laddered portfolio structure. This structure is used to help ensure that the portfolio's yield is not unduly influenced by reinvestment rates on any particular maturity date. As Treasury-bill rates plunged, portfolio managers looked to take advantage of the relatively cheaper coupon securities to help add value. The portfolio's weighted average maturity (WAM) was between 17 and 43 days during the fiscal year. At the close of the period, the weighted average maturity was 25 days. Net assets of the Private Investment Class stood at $77.76 million at the close of the fiscal year.

                 YIELDS AS OF 8/31/00
                                                        Average     Seven-Day
                                                     Monthly Yield    Yield
                 Government TaxAdvantage Portfolio       6.13%        6.18%
                 Private Investment Class

                 IBC Money Fund Averages(TM)             6.04%        6.06%
                 Government Only/Institutions Only

                  The portfolio continues to hold the highest credit-quality ratings given by three widely known credit-rating agencies:
                 AAAm from Standard & Poor's, Aaa from Moody's and AAA from Fitch IBCA. These historical ratings are based on an analysis of the portfolio's credit quality, composition, management and weekly portfolio reviews. AIM is the largest multi-fund complex to have all its institutional money market portfolios given the highest rating by three nationally recognized ratings agencies, according to IBC Financial Data, Inc.
                  The Government TaxAdvantage Portfolio seeks to maximize
                 current income to the extent consistent with preservation of capital and maintenance of liquidity. It purchases only direct obligations of the U.S. Treasury and securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. Government securities, such as U.S.
                                                                     (continued)

                 Treasury bills and notes, offer a high degree of safety and guarantee the timely payment of principal and interest if held to maturity. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the fund.

                 OUTLOOK FOR THE FUTURE

                 August saw a decline in the Consumer Price Index and the Producer Price Index and flat retail sales, which led to a widespread consensus among financial markets that the Fed will not increase short-term rates for the rest of the year. Jobless claims are the highest they have been since mid-1998. With a presidential election in the near future, the Fed is expected to remain on hold, and the economy will experience the gradual effect of the fiscal year's aggregate 125-basis-point short-term rate increase. Considering the short weighted average maturity the portfolio maintains, the inversion of the Treasury yield curve has allowed it to maintain outstanding performance, along with the flexibility to adjust its maturity schedule in the event of sudden rate changes or curve corrections.
                  We are pleased to send you this annual report on your
                 investment. AIM is committed to the primary goals of safety, liquidity and yield in institutional fund management. We are also dedicated to customer service, and we are ready to respond to your comments about this report. If you have any questions, please contact one of our representatives at 800-659-1005 if we may help.

                 Respectfully submitted,


                 /s/ CHARLES T. BAUER
                 Charles T. Bauer
                 Chairman

                              --------------------------------------------------
                              Effective June 1, 2000, Short-Term Investments Trust Treasury TaxAdvantage Portfolio was renamed Short-Term Investments Trust Government TaxAdvantage Portfolio. Formerly a 100% Treasury portfolio, the fund's investment policy was amended to allow the purchase of U.S. government securities.
                              --------------------------------------------------
2

SCHEDULE OF INVESTMENTS
August 31, 2000

                                        PAR
                             MATURITY  (000)     VALUE
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(a) - 85.79%

FEDERAL HOME LOAN BANK - 82.18%

6.51%                         09/01/00 $81,730 $ 81,730,000
------------------------------------------------------------
6.38%                         09/12/00   8,553    8,536,326
------------------------------------------------------------
6.38%                         09/13/00  15,000   14,968,100
------------------------------------------------------------
6.38%                         09/20/00   5,950    5,929,965
------------------------------------------------------------
6.41%                         10/11/00  10,000    9,928,833
------------------------------------------------------------
6.42%                         10/13/00  10,000    9,925,100
------------------------------------------------------------
6.44%                         10/18/00   5,000    4,957,961
------------------------------------------------------------
6.43%                         11/01/00  10,000    9,891,047
------------------------------------------------------------
6.46%                         01/03/01   5,000    4,888,745
------------------------------------------------------------
6.40%                         01/10/01   5,000    4,883,556
============================================================
                                                155,639,633
============================================================

FEDERAL FARM CREDIT BANK - 3.61%

6.40%                         01/02/01   6,985    6,832,381
============================================================
Total U.S. Government Agency
 Discount Notes (Cost
 $162,472,014)                                  162,472,014
============================================================

U.S. TREASURY BILLS(a) - 14.72%

5.60%                         09/07/00   7,950    7,942,580
------------------------------------------------------------
6.35%                         09/21/00  20,000   19,929,444
============================================================
Total U.S. Treasury Bills
 (Cost $27,872,024)                              27,872,024
============================================================
TOTAL INVESTMENTS - 100.51%
(Cost $190,344,038)(b)                          190,344,038
============================================================
LIABILITIES LESS OTHER
ASSETS - (0.51)%                                   (966,206)
============================================================
NET ASSETS - 100.00%                           $189,377,832
____________________________________________________________
============================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Portfolio.
(b) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000

ASSETS:

Investments, at value (amortized cost)                            $190,344,038
------------------------------------------------------------------------------
Cash                                                                     2,200
------------------------------------------------------------------------------
Investment for deferred compensation plan                               37,620
==============================================================================
  Total assets                                                     190,383,858
==============================================================================

LIABILITIES:

Payables for:
 Dividends                                                             893,347
------------------------------------------------------------------------------
 Deferred compensation plan                                             37,620
------------------------------------------------------------------------------
Accrued administrative services fees                                     4,235
------------------------------------------------------------------------------
Accrued distribution fees                                               26,648
------------------------------------------------------------------------------
Accrued trustees' fees                                                   1,275
------------------------------------------------------------------------------
Accrued transfer agent fees                                             10,378
------------------------------------------------------------------------------
Accrued operating expenses                                              32,523
==============================================================================
  Total liabilities                                                  1,006,026
==============================================================================
Net assets applicable to shares outstanding                       $189,377,832
______________________________________________________________________________
==============================================================================

NET ASSETS:

Institutional Class                                               $ 60,824,720
______________________________________________________________________________
==============================================================================
Private Investment Class                                          $ 77,755,408
______________________________________________________________________________
==============================================================================
Cash Management Class                                             $ 50,033,035
______________________________________________________________________________
==============================================================================
Resource Class                                                    $    764,669
______________________________________________________________________________
==============================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Institutional Class                                                 60,813,231
______________________________________________________________________________
==============================================================================
Private Investment Class                                            77,746,007
______________________________________________________________________________
==============================================================================
Cash Management Class                                               50,032,980
______________________________________________________________________________
==============================================================================
Resource Class                                                         763,927
______________________________________________________________________________
==============================================================================
Net asset value, offering and redemption price per share for all
 classes                                                                 $1.00
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended August 31, 2000

INVESTMENT INCOME:

Interest income                                       $7,556,679
=================================================================

EXPENSES:

Advisory fees                                            277,625
-----------------------------------------------------------------
Administrative services fee                               50,000
-----------------------------------------------------------------
Custodian fees                                             8,283
-----------------------------------------------------------------
Distribution fees:
 Private Investment Class                                320,962
-----------------------------------------------------------------
 Cash Management Class                                       250
-----------------------------------------------------------------
 Resource Class                                            6,303
-----------------------------------------------------------------
Transfer agent fees                                       34,148
-----------------------------------------------------------------
Trustees' fees                                             7,817
-----------------------------------------------------------------
Other                                                    126,278
=================================================================
  Total expenses                                         831,666
=================================================================
Less: Fee waiver and expense reimbursement              (510,081)
=================================================================
  Net expenses                                           321,585
=================================================================
Net investment income                                  7,235,094
=================================================================
Net realized gain (loss) from investment securities      (10,344)
=================================================================
Net increase in net assets resulting from operations  $7,224,750
_________________________________________________________________
=================================================================

STATEMENT OF CHANGES IN NET ASSETS
For the years ended August 31, 2000 and 1999

                                                       2000          1999
                                                   ------------  ------------
OPERATIONS:

 Net investment income                             $  7,235,094  $  6,402,815
------------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities                                            (10,344)      (10,840)
------------------------------------------------------------------------------
  Net increase in net assets resulting from opera-
   tions                                              7,224,750     6,391,975
==============================================================================
Distributions to shareholders from net investment
 income:
 Institutional Class                                 (3,721,612)   (4,317,947)
------------------------------------------------------------------------------
 Private Investment Class                            (3,314,960)   (2,084,868)
------------------------------------------------------------------------------
 Cash Management Class                                  (13,963)           --
------------------------------------------------------------------------------
 Resource Class                                        (184,559)           --
------------------------------------------------------------------------------
Share transactions - net:
 Institutional Class                                (27,682,360)  (24,555,101)
------------------------------------------------------------------------------
 Private Investment Class                            32,380,339    14,232,029
------------------------------------------------------------------------------
 Cash Management Class                               50,032,980            --
------------------------------------------------------------------------------
 Resource Class                                         763,927            --
==============================================================================
  Net increase (decrease) in net assets              55,484,542   (10,333,912)
==============================================================================

NET ASSETS:

 Beginning of year                                  133,893,290   144,227,202
==============================================================================
 End of year                                       $189,377,832  $133,893,290
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $189,356,145  $133,861,259
==============================================================================
 Undistributed net realized gain from investment
  securities                                             21,687        32,031
==============================================================================
                                                   $189,377,832  $133,893,290
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
August 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Short-Term Investments Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end series, diversified management investment company. The Fund is organized as a Delaware business trust consisting of three portfolios, each of which offers separate series of shares: the Treasury Portfolio, the Government & Agency Portfolio and the Government TaxAdvantage Portfolio (formerly the Treasury TaxAdvantage Portfolio). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Government TaxAdvantage Portfolio (the "Portfolio"). The Portfolio consists of six separate classes of shares: the Institutional Class, the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class and the Resource Class. As of August 31, 2000, the Personal Investment Class and the Reserve Class had no assets. Matters affecting each class are voted on exclusively by the shareholders of each class. The Portfolio is a money market fund whose investment objective is to maximize current income consistent with the preservation of capital and the maintenance of liquidity.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.
A. Security Valuations - The Portfolio's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date.
C. Distributions - It is the policy of the Portfolio to declare dividends from net investment income daily and pay on the first business day of the following month.
D. Federal Income Taxes - The Portfolio intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses - Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, AIM receives a monthly fee with respect to the Portfolio calculated by applying a monthly rate, based upon the following annual rates, to the average daily net assets of the Portfolio:

NET ASSETS                         RATE
----------------------------------------
First $250 million                 0.20%
Over $250 million to $500 million  0.15%
Over $500                          0.10%
----------------------------------------

During the year ended August 31, 2000, AIM waived advisory fees of $277,625 and reimbursed fees of $70,665.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2000, AIM was paid $50,000 for such services.
 The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended August 31, 2000, AFS was paid $16,733 for such services.
 Under the terms of a master distribution agreement between Fund Management Company ("FMC") and the Fund, FMC acts as the exclusive distributor of the Fund's shares. The Fund has adopted a master distribution plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Private Investment Class, the Personal Investment Class, the Cash

Management Class, the Reserve Class and the Resource Class of the Portfolio. The Plan provides that the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class and the Resource Class pay up to the maximum annual rate of 0.50%, 0.75%, 0.10%, 1.00% and 0.20%, respectively, of the average daily net assets attributable to such class. Of this amount, the Fund may pay an asset-based sales charge to FMC and the Fund may pay a service fee of (a) 0.25% of the average daily net assets of each of the Private Investment Class, the Personal Investment Class and the Reserve Class, (b) 0.10% of the average daily net assets of the Cash Management Class and (c) 0.20% of the average daily net assets of the Resource Class, to selected banks, broker-dealers and other financial institutions who offer continuing personal shareholder services to their customers who purchase and own shares of the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class or the Resource Class. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to each class. Currently, FMC has elected to waive a portion of its compensation payable by the Fund such that compensation paid pursuant to the Plan with respect to the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class and the Resource Class equals the maximum annual rate of 0.25%, 0.50%, 0.08%, 0.80% and 0.16%, respectively, of the average daily net assets attributable to such class. During the year ended August 31, 2000, the Private Investment Class, the Cash Management Class and the Resource Class paid $160,481, $200 and $5,043, respectively, as compensation under the Plan and FMC waived fees of $161,791.
 Certain officers and trustees of the Fund are officers of AIM, FMC, and AFS. During the year ended August 31, 2000, the Portfolio paid legal fees of $3,480 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Fund.

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Fund may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - SHARE INFORMATION

Changes in shares outstanding during the years ended August 31, 2000 and 1999 were as follows:

                                      2000                            1999
                         --------------------------------  ----------------------------
                             SHARES           AMOUNT          SHARES         AMOUNT
                         ---------------  ---------------  -------------  -------------
Sold:
  Institutional Class        731,844,478  $   731,844,478    606,748,092  $ 606,748,092
----------------------------------------------------------------------------------------
  Private Investment
   Class                   1,258,692,258    1,258,692,258    605,044,466    605,044,466
----------------------------------------------------------------------------------------
  Cash Management Class*      60,397,453       60,397,453             --             --
----------------------------------------------------------------------------------------
  Resource Class*             96,799,319       96,799,319             --             --
----------------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
  Institutional Class            140,852          140,852        477,705        477,705
----------------------------------------------------------------------------------------
  Private Investment
   Class                       1,195,830        1,195,830      1,198,839      1,198,839
----------------------------------------------------------------------------------------
  Cash Management Class*           4,671            4,671             --             --
----------------------------------------------------------------------------------------
  Resource Class*                 39,389           39,389             --             --
----------------------------------------------------------------------------------------
Reacquired:
  Institutional Class       (759,667,690)    (759,667,690)  (631,780,898)  (631,780,898)
----------------------------------------------------------------------------------------
  Private Investment
   Class                  (1,227,507,749)  (1,227,507,749)  (592,011,276)  (592,011,276)
----------------------------------------------------------------------------------------
  Cash Management Class*     (10,369,144)     (10,369,144)            --             --
----------------------------------------------------------------------------------------
  Resource Class*            (96,074,781)     (96,074,781)            --             --
========================================================================================
                              55,494,886  $    55,494,886    (10,323,072) $ (10,323,072)
________________________________________________________________________________________
========================================================================================

* The Cash Management Class and Resource Class commenced sales on December 31, 1999 and December 30, 1999, respectively.

NOTE 5 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Private Investment Class outstanding throughout the periods indicated.

                                        PRIVATE INVESTMENT CLASS
                                 ----------------------------------------------
                                          YEAR ENDED AUGUST 31,
                                 ----------------------------------------------
                                  2000        1999     1998     1997     1996
                                 -------     -------  -------  -------  -------
Net asset value, beginning of
 period                          $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income             0.05        0.04     0.05     0.05     0.05
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment
   income                          (0.05)      (0.04)   (0.05)   (0.05)   (0.05)
================================================================================
Net asset value, end of period   $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
________________________________________________________________________________
================================================================================
Total return                        5.15%       4.25%    5.04%    4.87%    4.93%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                        $77,755     $45,377  $31,143  $39,312  $49,978
________________________________________________________________________________
================================================================================
Ratio of expenses to average
 net assets:
  With fee waivers                  0.36%(a)    0.43%    0.45%    0.45%    0.45%
--------------------------------------------------------------------------------
  Without fee waivers               0.86%(a)    0.85%    0.78%    0.74%    0.85%
________________________________________________________________________________
================================================================================
Ratio of net investment income
 to average net assets              5.08%(a)    4.18%    4.80%    4.75%    4.72%
________________________________________________________________________________
================================================================================

(a)Ratios are based on average net assets of $64,192,481.

NOTE 6 - CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Portfolio. Due to an investment in another portfolio of the Fund, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as of December 28, 2000. The Board of Trustees of the Fund, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Tait, Weller & Baker as independent public accountants to audit the financial statements of the Portfolio. KPMG LLP had served as independent public accountants for each of the two years in the period ended August 31, 1999. The audit reports of KPMG LLP on the financial statements of the Portfolio for each of the two years in the period ended August 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of each of the two years in the period ended August 31, 1999, and the subsequent period through December 28, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.
 Neither the Portfolio nor anyone on its behalf consulted with Tait, Weller & Baker at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Portfolio's financial statements.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders
Short-Term Investments Trust:

We have audited the accompanying statement of assets and liabilities of Government TaxAdvantage Portfolio (a series portfolio of Short-Term Investments Trust), including the schedule of investments, as of August 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1999 and the financial highlights for each of the years or periods in the four-year period then ended have been audited by other auditors, whose report dated October 6, 1999 expresses an unqualified opinion on such financial statements and financial highlights.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government TaxAdvantage Portfolio as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

December 29, 2000
Philadelphia, Pennsylvania

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of Treasury TaxAdvantage Portfolio (the "Fund"), now known as Government TaxAdvantage Portfolio, a portfolio of Short-Term Investments Trust, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect ten Trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve changing the fundamental investment restrictions of the Fund.

(4) To approve changing the investment objective of the Fund so that it is non-fundamental.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the proxy solicitation on the above matters were as follows:

                                                                   WITHHELD/
 DIRECTORS/MATTER                           VOTES FOR             ABSTENTIONS
 ----------------                         -------------           -----------
 (1)*    Charles T. Bauer..............   2,273,936,836           196,328,854
         Bruce L. Crockett.............   2,428,834,336            41,431,354
         Owen Daly II..................   2,428,834,336            41,431,354
         Edward K. Dunn, Jr............   2,428,834,336            41,431,354
         Jack M. Fields................   2,428,834,336            41,431,354
         Carl Frischling...............   2,411,783,586            58,482,104
         Robert H. Graham..............   2,428,834,336            41,431,354
         Prema Mathai-Davis............   2,428,834,336            41,431,354
         Lewis F. Pennock..............   2,273,936,836           196,328,854
         Louis S. Sklar................   2,428,834,336            41,431,354
                                                          VOTES    WITHHELD/
 DIRECTORS/MATTER                           VOTES FOR    AGAINST  ABSTENTIONS
 ----------------                         ------------- --------- -----------
 (2)     Adjournment of approval of a
         new Master Investment Advisory
         Agreement.....................      43,969,436         0         955**
 (3) (a) Adjournment of approval of
         changing to or adding the
         Fundamental Restriction on
         Issuer Diversification........      42,666,696 1,302,740         955**
 (3) (b) Adjournment of approval of
         changing the Fundamental
         Restriction on Borrowing Money
         and Issuing Senior
         Securities....................      42,666,696 1,302,740         955**
 (3) (c) Adjournment of approval of
         changing the Fundamental
         Restriction on Underwriting
         Securities....................      42,666,696 1,302,740         955**
 (3) (d) Adjournment of approval of
         changing the Fundamental
         Restriction on Industry
         Concentration.................      43,969,436         0         955**
 (3) (f) Adjournment of approval of
         changing the Fundamental
         Restriction on Purchasing or
         Selling Commodities, Margin
         Transactions, Short Sales of
         Securities and Investing in
         Puts or Calls.................      42,666,696 1,302,740         955**
 (3) (g) Adjournment of approval of
         changing the Fundamental
         Restriction on Making Loans...      43,969,436         0         955**
 (3) (h) Adjournment of approval of a
         new Fundamental Investment
         Restriction on Investing all
         of the Fund's Assets in an
         Open-End Fund.................      43,969,436         0         955**
 (3) (i) Adjournment of approval of the
         Elimination of Fundamental
         Restriction on Mortgaging or
         Pledging Assets...............      42,662,731 1,302,740       4,920**
 (3) (j) Adjournment of approval of the
         Elimination of Fundamental
         Restriction on Investing in
         Obligations not Payable in
         United States Currency........      42,666,696 1,302,740         955**
 (4)     Adjournment of approval of
         changing the Investment
         Objective of the Fund so that
         it is Non-Fundamental.........      42,662,731 1,302,740       4,920**
 (5)     Ratification of the selection
         of KPMG LLP as Independent
         Accountants of the Fund.......      43,970,391         0         N/A

The Special Meeting of Shareholders of the Trust was reconvened on May 31, 2000. The following matters were then considered:

                                                            VOTES     WITHHELD/
 DIRECTORS/MATTER                              VOTES FOR   AGAINST   ABSTENTIONS
 ----------------                              ---------- ---------- -----------
 (2)     Approval of a new Master Investment
         Advisory Agreement.................   66,012,341          0      956**
 (3) (a) Approval of changing or adding the
         Fundamental Restriction on Issuer
         Diversification....................   64,709,601  1,302,740      956**
 (3) (b) Approval of changing the
         Fundamental Restriction on
         Borrowing Money and Issuing Senior
         Securities.........................   64,709,601  1,302,740      956**
 (3) (c) Approval of changing the
         Fundamental Restriction on
         Underwriting Securities............   64,709,601  1,302,740      956**
 (3) (d) Approval of changing the
         Fundamental Restriction on Industry
         Concentration......................   66,012,341          0      956**
 (3) (e) Approval of changing the
         Fundamental Restriction on
         Purchasing or Selling Real Estate..   66,012,341          0      956**
 (3) (f) Approval of changing the
         Fundamental Restriction on
         Purchasing or Selling Commodities,
         Margin Transactions, Short Sales of
         Securities and Investing in Puts or
         Calls..............................   47,065,001 18,947,340      956**
 (3) (g) Approval of changing the
         Fundamental Restriction on Making
         Loans..............................   66,012,341          0      956**
 (3) (h) Approval of a new Fundamental
         Investment Restriction on Investing
         all of the Fund's Assets in an
         Open-End Fund......................   66,012,341          0      956**
 (3) (i) Elimination of Fundamental
         Restriction on Mortgaging or
         Pledging Assets....................   63,888,721  2,119,655    4,921**
 (3) (j) Elimination of Fundamental
         Restriction on Investing in
         Obligations not Payable in United
         States Currency....................   63,892,686  2,119,655      956**
 (4)     Approval of changing the Investment
         Objective of the Fund so that it is
         Non-Fundamental....................   62,646,726  3,361,650    4,921**

------
 * Proposal 1 required approval by a combined vote of all of the portfolios of Short-Term Investments Trust
** Includes Broker Non-Votes

                           TRUSTEES
Charles T. Bauer                                  Carl Frischling
Bruce L. Crockett                                Robert H. Graham          Short-Term
Owen Daly II                                   Prema Mathai-Davis          Investments Trust
Edward K. Dunn, Jr.                              Lewis F. Pennock          (STIT)
Jack M. Fields                                     Louis S. Sklar

                           OFFICERS

Charles T. Bauer                                         Chairman
Robert H. Graham                                        President
Gary T. Crum                                   Sr. Vice President
Carol F. Relihan                   Sr. Vice President & Secretary
Dana R. Sutton                         Vice President & Treasurer          Government
Melville B. Cox                                    Vice President          TaxAdvantage
Karen Dunn Kelley                                  Vice President          Portfolio
J. Abbott Sprague                                  Vice President          -------------------------------------------------
Mary J. Benson     Assistant Vice President & Assistant Treasurer          Private                                    ANNUAL
Sheri Morris       Assistant Vice President & Assistant Treasurer          Investment                                 REPORT
Renee A. Friedli                              Assistant Secretary          Class
P. Michelle Grace                             Assistant Secretary
Nancy L. Martin                               Assistant Secretary
Ofelia M. Mayo                                Assistant Secretary                                            AUGUST 31, 2000
Lisa A. Moss                                  Assistant Secretary
Kathleen J. Pflueger                          Assistant Secretary

                        INVESTMENT ADVISOR
                       A I M Advisors, Inc.
                   11 Greenway Plaza, Suite 100
                      Houston, TX 77046-1173
                           800-347-1919

                           DISTRIBUTOR
                    Fund Management Company
                 11 Greenway Plaza, Suite 100
                     Houston, TX 77046-1173
                         800-659-1005

                           CUSTODIAN
                     The Bank of New York
               90 Washington Street, 11th Floor
                     New York, NY 10286

                    LEGAL COUNSEL TO FUND
           Ballard Spahr Andrews & Ingersoll, LLP
                1735 Market Street, 51st Floor
                 Philadelphia, PA 19103-7599

                   LEGAL COUNSEL TO TRUSTEES
            Kramer, Levin, Naftalis & Frankel LLP
                      919 Third Avenue
                     New York, NY 10022

                      TRANSFER AGENT
                 A I M Fund Services, Inc.
                11 Greenway Plaza, Suite 100
                   Houston, TX 77046-1173

                         AUDITORS
                   Tait, Weller & Baker
               8 Penn Center Plaza, Suite 800
                  Philadelphia, PA 19103

This report may be distributed only to current shareholders or                         [LOGO APPEARS HERE]
      to persons who have received a current prospectus.                             Fund Management Company

TAP-AR-2